UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

Pursuant to Section 13a-16 or 15d-16 of the

Securities Exchange Act of 1934

For the month of January, 2011

Commission File Number: 000-30514

ARC RESOURCES LTD.

(Exact name of registrant as specified in its charter)

1200, 308 4th Avenue S.W., Calgary, Alberta  T2P 0H7

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

Form 20-F ☐	Form 40-F ☒

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1). ☐

Note: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): ☐

Note: Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant’s “home country”), or under the rules of the home country exchange on which the registrant’s securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant’s security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

Yes ☐	No ☒

If “Yes” is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b):  82-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 3, 2011	ARC RESOURCES LTD.
(Registrant)

	By:	signed: “David Carey”
David Carey
Senior Vice President, Capital Markets

DOCUMENTS FILED AS PART OF THIS FORM 6-K

On January 1, 2011, ARC Energy Trust (the “Trust”) completed a court-approved statutory plan of arrangement (the “Arrangement”) pursuant to which, among other things, holders of trust units (“Trust Units”) of the Trust and holders of series A exchangeable shares and series B exchangeable shares (collectively, “Exchangeable Shares”) of ARC Resources Ltd. (“ARC Resources”) exchanged their Trust Units and Exchangeable Shares for common shares of the new publicly traded exploration and development corporation named “ARC Resources Ltd.” resulting from the reorganization of the Trust and formed upon the amalgamation of ARC Resources and a number of other subsidiaries of the Trust pursuant to the provisions of the Arrangement (“New ARC”).  New ARC has the same assets, liabilities, directors, management and employees that the Trust had prior to completion of the Arrangement. The Arrangement was effected pursuant to Section 193 of the Business Corporations Act (Alberta).  Pursuant to the Arrangement, among other things, each issued and outstanding Trust Unit was exchanged for one (1) common share of New ARC (“New ARC Share”) and each Exchangeable Share was exchanged for 2.89162 New ARC Shares.

The Trust Units of the Trust were registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Upon effectiveness of the Arrangement, the New ARC Shares were deemed registered under Section 12(g) of the Exchange Act, with New ARC deemed to be a successor issuer to the Trust pursuant to Rule 12g-3(a) under the Exchange Act.  The New ARC Shares are to be listed on the Toronto Stock Exchange (“TSX”) and trade on the TSX under the ticker symbol “ARX”.  This Form 6-K is being submitted by New ARC to the Securities and Exchange Commission as notice that New ARC is the successor issuer to the Trust under Rule 12g-3 under the Exchange Act, as required by Rule 12g-3(f).